UNITED STATES BANKRUPTCY COURT
                             FOR THE DISTRICT OF DELAWARE

In re General DataComm, Inc.                    Case No. 01-11102
                                               Reporting Period: May 2002

                               MONTHLY OPERATING REPORT

                File with Court and submit copy to United States
                    Trustee within 20 days after end of month
                  (Forms are reported in thousands of dollars)

Submit copy of report to any official committee appointed in the case.

                                                           Document Explanation
REQUIRED DOCUMENTS                             Form No.    Attached   Attached
-------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements     MOR-1           X
     Bank Reconciliation (or copies of debtor's
       bank reconciliations)                    MOR-1 (CON'T)   X
     Copies of bank statements                                  X
     Cash disbursements journals                                X
Statement of Operations                         MOR-2           X
Balance Sheet                                   MOR-3           X
Status of Postpetition Taxes                    MOR-4           X
    Copies of IRS Form 6123 or payment receipt                  X
    Copies of tax returns filed during reporting period        N/A
Summary of Unpaid Postpetition Debts            MOR-4           X
    Listing of aged accounts payable                            X
Accounts Receivable Reconciliation and Aging    MOR-5           X
Debtor Questionnaire                            MOR-5           X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


---------------------
Signature of Debtor                              Date

---------------------
Signature of Joint Debtor                        Date

/S/ W. G. HENRY                                  7/1/02
---------------------                            ---------
Signature of Authorized Individual*              Date

WILLIAM G. HENRY                                 VP & CFO
---------------------                            ----------
Printed Name of Authorized Individual            Title of Authorized Individual


*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                          (9/99)

In re General DataComm, Inc.                    Case No. 01-11102
          Debtor                                Reporting Period: May 2002

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

                                    BANK ACCOUNTS                     CURRENT MONTH              CUMULATIVE FILING TO DATE
                                    -------------                     -------------              -------------------------
                             OPER.  PAYROLL   TAX   OTHER           ACTUAL     PROJECTED           ACTUAL     PROJECTED
-----------------------------------------------------------      --------------------------     --------------------------
CASH BEGINNING  OF MONTH     (308)    (24)     0       0                 (332)       2,034               58        8
-----------------------------------------------------------      --------------------------     --------------------------
RECEIPTS
-----------------------------------------------------------      --------------------------     --------------------------
CASH  SALES                                                                 0            0                0        0
ACCOUNTS RECEIVABLE           696                                         696          232            3,140    2,061
LOANS AND ADVANCES                                                          0            0                0        0
SALE  OF  ASSETS                                                            0            0                0        0
TRANSFERS FROM OPERATING
  ACCT                        729     993                               1,722        2,020            9,412   15,945
OTHER                                                                       0            0              206      139
TRANSFERS  (FROM  DIP ACCTS)                                                0            0                0        0

-----------------------------------------------------------      --------------------------     --------------------------
    TOTAL  RECEIPTS         1,425     993       0       0               2,418        2,252           12,758   18,145
-----------------------------------------------------------      --------------------------     --------------------------
DISBURSEMENTS
-----------------------------------------------------------      --------------------------     --------------------------
NET PAYROLL                           688                                 688            0            4,774       75
PAYROLL TAXES                         304                                 304            0              992        0
SALES, USE, & OTHER TAXES      77                                          77           25              204      550
INVENTORY PURCHASES           220                                         220          315            1,198    7,351
SECURED/RENTAL/LEASES          68                                          68           75              197      110
INSURANCE                       7                                           7            0              579      458
ADMINISTRATIVE                                                              0            0                0        0
SELLING                                                                     0            0                0        0
UTILITIES                      79                                          79          106              558    1,267
INTEREST                                                                    0            0                0        0
FREIGHT                         0                                           0            0              243      266
LOAN PAYMENTS                                                               0            0                0        0
OTHER  (ATTACH  LIST)          24                                          24          114              508    1,537
    ADEQUATE PROTECTION                                                     0            0              103        0
    CLAIMS AGENTS               5                                           5           10               17       26
    REPAIRS & MAINT.           17                                          17           23               55       65
    TRAVEL                     23                                          23           33               58       87
    SECURITY SERVICES          11                                          11           16               18       47
    TEMPORARY LABOR                                                         0            0                0        0
    BANK CHARGES                                                            0            0                0        0
OWNER DRAW *                                                                0            0                0        0
TRANSFERS (TO DIP ACCTS)      425                                         425          232            2,376    1,767
                                                                            0            0                0        0
PROFESSIONAL FEES             107                                         107          300              359    1,510
U.S. TRUSTEE QUARTERLY FEES                                                 0            0                0        0
COURT COSTS                                                                 0            0                0        0
OUTSTANDING CHECKS            322                                         322            0              868        0
-----------------------------------------------------------      ---------------------------    ------------------------
TOTAL DISBURSEMENTS         1,385     992         0       0             2,377        1,249           13,107   15,116
-----------------------------------------------------------      ---------------------------    ------------------------
NET CASH FLOW                  40       1         0       0                41        1,003             (349)   3,029
(RECEIPTS LESS DISBURSEMENTS)
-----------------------------------------------------------      ---------------------------     -----------------------
CASH - END OF MONTH          (268)    (23)        0       0              (291)       3,037             (291)   3,037
------------------------------------------------------------------------------------------------------------------------
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

Reconciliation of Final Cash Balance:

  General DataComm Inc. MOR:
     Outstanding Checks            (322)
     Manual Payroll Account           3
     Auto Payroll Account           (26)
     Manual Deposit Account          35
     Petty Cash                       0
     Canada - Bank of Montreal       19
                                  -----
                                   (291)

  Total Cash Reported Above:       (291)
                                  =====

                                                                     FORM MOR-1

In re General DataComm, Inc.                   Case No. 01-11102
         Debtor                                Reporting Period: May 2002

                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

                                Operating     Payroll      Tax       Other
                                #             #            #         #
------------------------------------------------------------------------------
BALANCE PER BOOKS
------------------------------------------------------------------------------
BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-)  OUTSTANDING CHECKS (ATTACH LIST)
OTHER  (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
------------------------------------------------------------------------------
* Adjusted bank balance must equal
    balance per books
------------------------------------------------------------------------------
DEPOSITS IN TRANSIT            Date  Amount  Date Amount Date Amount Date Amount
                               -------------------------------------------------


CHECKS OUTSTANDING             Ck.#  Amount  Ck.# Amount Ck.# Amount Ck.# Amount
                               ------------------------------------------------


OTHER
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

In re General DataComm, Inc.                    Case No. 01-11102
            Debtor                              Reporting Period: May 2002

                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                              Cumulative
REVENUES                                          Month     Filing to Date
-------------------------------------------------------------------------------
Gross Revenues                                    $2,047        16,512
Less:  Returns and Allowances                                        0
Net Revenue                                       $2,047        16,512
-------------------------------------------------------------------------------
COST OF GOODS SOLD
-------------------------------------------------------------------------------
Beginning Inventory                                5,539         5,291
Add: Purchases                                       755         6,013
Add: Cost of Labor                                    36           248
Add: Other Costs (attach schedule)                   182         1,382
Less: Ending Inventory                             5,472         5,539
Cost of Service                                    1,040         8,435
-------------------------------------------------------------------------------
Gross Profit                                       1,007         8,077
-------------------------------------------------------------------------------
OPERATING EXPENSES
-------------------------------------------------------------------------------
Advertising                                           0              1
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs                           45            474
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance                               0            142
Rent and Lease Expense                                3             48
Salaries/Commissions/Fees                           582          4,020
Supplies                                             -2             64
Taxes - Payroll                                      54            271
Taxes - Real Estate                                  10             70
Taxes - Other                                        68            377
Travel and Entertainment                             14             83
Utilities                                            26            364
Other (attach schedule)                              48            638
-------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation        848          6,552
-------------------------------------------------------------------------------
Other Operating Income                                0            -73
-------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                  59             98
-------------------------------------------------------------------------------
Net Profit (Loss) Before Other Income & Expenses    100          1,427
-------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
-------------------------------------------------------------------------------
Other Income (attach schedule)
Interest Expense                                     85          3,054
Other Expense (attach schedule)                       0            -33
-------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items        15         -1,594
-------------------------------------------------------------------------------
REORGANIZATION ITEMS
-------------------------------------------------------------------------------
Professional Fees                                   200          1,950
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
  (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
-------------------------------------------------------------------------------
Total Reorganization Expenses                       200          1,950
Income Taxes                                          3             70
-------------------------------------------------------------------------------
Net Profit (Loss)(1)                              ($188)       ($3,614)
-------------------------------------------------------------------------------

*"Insider" is defined in 11 U.S.C. Section 101(31).

 (1) Excludes interest on secured debt that may not be payable.

                                                                   FORM MOR-2

In re General DataComm, Inc.                   Case No. 01-11102
           Debtor                              Reporting Period: May 2002


                  STATEMENT OF OPERATIONS - continuation sheet

-------------------------------------------------------------------------------
                                                            Cumulative
BREAKDOWN OF "OTHER" CATEGORY                   Month       Filing to Date
-------------------------------------------------------------------------------
Other Costs

Other Operational Expenses
  Allocated Expense                               -70         -159
  Communications                                   44           85
  Outside Services                                 15          478
  Freight                                           1           28
  Misc.                                            58          206
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Other Income
------------------------------------------------------------------------------
Other Expenses (Income)                                        -31
  Life insurance claim on former CEO
------------------------------------------------------------------------------

Other Reorganization Expenses

-------------------------------------------------------------------------------

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the Chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
                                                            FORM MOR-2 (CON'T)
                                                            (9/99)

In re  General DataComm, Inc.                 Case No.  01-11102
              Debtor                          Reporting Period:  May 2002

                                  BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

-------------------------------------------------------------------------------
                                    BOOK VALUE AT END OF       BOOK VALUE ON
                  ASSETS           CURRENT REPORTING MONTH     PETITION DATE
-------------------------------------------------------------------------------
CURRENT ASSETS
-------------------------------------------------------------------------------
Unrestricted Cash and Equivalents              -291                     191
Restricted Cash and Cash
  Equivalents (see continuation sheet)
Accounts Receivable (Net)                     2,841                   5,609
Notes Receivable
Inventories                                   5,472                   5,291
Prepaid Expenses                                972                      24
Professional Retainers
Other Current Assets (attach schedule)          282                     284
-------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                         $9,276                 $11,399
-------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
-------------------------------------------------------------------------------
Real Property and Improvements
Machinery and Equipment                      88,196                  92,280
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation                87,446                  91,095
-------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                  $   750                 $ 1,185
-------------------------------------------------------------------------------
OTHER ASSETS
-------------------------------------------------------------------------------
Loans to Insiders*
Other Assets (attach schedule)                    0                     124
-------------------------------------------------------------------------------
TOTAL OTHER ASSETS                          $     0                 $   124
-------------------------------------------------------------------------------
TOTAL ASSETS                                $10,026                 $12,708
-------------------------------------------------------------------------------


                                       BOOK VALUE AT END OF       BOOK VALUE ON
   LIABILITIES AND OWNER EQUITY       CURRENT REPORTING MONTH     PETITION DATE
-------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE
 (Postpetition)
-------------------------------------------------------------------------------
Accounts Payable                                594                       0
Taxes Payable (refer to FORM MOR-4)
Wages Payable                                     0
Notes Payable
Rent/Leases - Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees                               958
Amounts Due to Insiders*
Other Postpetition Liabilities
    (attach schedule)                           367
-------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES               $1,919                     $0
-------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
-------------------------------------------------------------------------------
Secured Debt
Priority Debt
Unsecured Debt (1)                          253,072                 253,987
-------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES (1)         $253,072                $253,987
-------------------------------------------------------------------------------
TOTAL LIABILITIES                          $254,991                $253,987
-------------------------------------------------------------------------------
OWNER EQUITY
-------------------------------------------------------------------------------
Capital Stock                                 7,588                   7,588
Additional Paid-In Capital                   72,915                  72,915
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition           -322,215                -322,215
Retained Earnings - Post-Petition            -3,253
Adjustments to Owner Equity
  (attach schedule)- FCT                          0                     433
Postpetition Contributions (Distributions)
  (Draws) (attach schedule)
-------------------------------------------------------------------------------
NET OWNER EQUITY                          ($244,965)              ($241,279)
-------------------------------------------------------------------------------

TOTAL LIABILITIES AND OWNERS' EQUITY       $ 10,026                $ 12,708
===============================================================================
 *"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                   FORM MOR-3

(1) Includes vendor prepayments made but not yet removed from the Accounts Payable system.

In re: General DataComm, Inc.                      Case No. 01-11102
               Debtor                          Reporting Period: May 2002


                       BALANCE SHEET - continuation sheet

--------------------------------------------------------------------------------
                                        BOOK VALUE AT END OF      BOOK VALUE ON
   ASSETS                              CURRENT REPORTING MONTH    PETITION DATE
--------------------------------------------------------------------------------
Other Current Assets
  Tax Receivable                                477                     384
  Other                                        -195                    -100
-------------------------------------------------------------------------------
Other Assets
  Other Long Term Assets                          0                     124

-------------------------------------------------------------------------------
                                        BOOK VALUE AT END OF      BOOK VALUE ON
   LIABILITIES AND OWNER EQUITY        CURRENT REPORTING MONTH    PETITION DATE
-------------------------------------------------------------------------------

Other Postpetition Liabilities
  Accrued Tax                                   295
  Accrued Payroll                               -22
  Accrued Sales Commisison                       94
                                                ---
  Total                                         367

Adjustments to Owner Equity


Postpetition Contributions (Distributions) (Draws)


-------------------------------------------------------------------------------

Restricted Cash: Cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

                                                            FORM MOR-3 (CON'T)
                                                                          (9/99)

In re General DataComm, Inc.                   Case No. 01-11102
               Debtor                          Reporting Period: May 2002

                             STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.


---------------------------------------------------------------------------------------------------
                      Beginning   Amount                                                  Ending
                        Tax       Withheld    Amount          Date              Check No.    Tax
                      Liability   or Accrued   Paid           Paid              or EFT   Liability
---------------------------------------------------------------------------------------------------
Federal
---------------------------------------------------------------------------------------------------
Withholding             0          134        134   5/1, 5/8, 5/15, 5/22, 5/29     EFT          0
FICA-Employee           0           66         66   5/1, 5/8, 5/15, 5/22, 5/29     EFT          0
FICA-Employer           0           66         66   5/1, 5/8, 5/15, 5/22, 5/29     EFT          0
Unemployment            0            0          0   5/1, 5/8, 5/15, 5/22, 5/29     EFT          0
Income                  0            0          0                                               0
Other:                  0            0          0                                               0
---------------------------------------------------------------------------------------------------
 Total Federal Taxes    0          266        266                                               0
---------------------------------------------------------------------------------------------------
State and Local
---------------------------------------------------------------------------------------------------
Withholding             0           30         30   5/1, 5/8, 5/15, 5/22, 5/29    EFT           0
Sales                  (9)           3          0            -                                 (6)
Excise                  0            0          0                                               0
Unemployment            0            9          9   5/1, 5/8, 5/15, 5/22, 5/29    EFT           0
Real Property         127           26          0                                             153
Personal Property     244           31          0            -                                275
Other:                 34            6          0            -                                 40
----------------------------------------------------------------------------------------------------
Total State and Local 396          105         39                                             462
----------------------------------------------------------------------------------------------------
Total Taxes           396          371        305                                             462
----------------------------------------------------------------------------------------------------

                         SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.
-------------------------------------------------------------------------------
                                              Number of Days Past Due
                             --------------------------------------------------
                             Current  0-30   31-60   61-90     Over 90   Total
-------------------------------------------------------------------------------
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
-------------------------------------------------------------------------------
Total Postpetition Debts
-------------------------------------------------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetition debts.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

*"Insider" is defined in 11 U.S.C. Section 101(31).                 FORM MOR-4
                                                                          (9/99)

In re General DataComm, Inc.                   Case No. 01-11102
            Debtor                             Reporting Period: May 2002

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

-------------------------------------------------------------------------------
Accounts Receivable Reconciliation                                  Amount
--------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of
  the reporting period                                                  6,403
+ Amounts billed during the period                                      2,117
- Amounts collected during the period                                  -2,598
--------------------------------------------------------------------------------
Total Accounts Receivable at the end of the reporting period            5,922
--------------------------------------------------------------------------------

Accounts Receivable Aging                                           Amount
--------------------------------------------------------------------------------
0 - 30 days old                                                         3,899
31 - 60 days old                                                          222
61 - 90 days old                                                           10
91+ days old                                                            1,791
Total Accounts Receivable                                               5,922
Amount considered uncollectible (Bad Debt)                                556
Additional Reserves                                                     2,525
Accounts Receivable (Net)                                               2,841
--------------------------------------------------------------------------------

                              DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------
Must be completed each month                                       Yes     No
-------------------------------------------------------------------------------
1. Have any  assets  been  sold or  transferred
   outside  the  normal  course of business this reporting
   period? If yes, provide an explanation below.                           X

2. Have any  funds  been  disbursed  from any  account
   other  than a debtor in possession  account this
   reporting period? If yes, provide an explanation below.                 X

3. Have all postpetition tax returns been timely filed?
   If no, provide an explanation below.                                    X

4. Are workers compensation, general liability and other
   necessary insurance coverages in effect?  If no, provide
   an explanation below.                                           X

--------------------------------------------------------------------------------
                                                                      FORM MOR-5
                                                                          (9/99)